SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                          of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                               CNB FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5) Total fee paid:

        ------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
         -------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:
         -------------------------------------------------------

     3)  Filing Party:
         -------------------------------------------------------

     4)  Date Filed:
         -------------------------------------------------------

                             CNB FINANCIAL CORP.
                               24 Church Street
                         Canajoharie, New York 13317

--------------------------------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                April 14, 1997

TO THE SHAREHOLDERS OF CNB FINANCIAL CORP.

     NOTICE IS HEREBY GIVEN that the ANNUAL MEETING OF SHAREHOLDERS of CNB FINANCIAL CORP., the parent company of Central National Bank, Canajoharie, will be held at the FORT RENSSELAER CLUB, Moyer Street, Canajoharie, New York, on May 15, 1997 at 9:30 A.M. for the purpose of considering and voting on the following matters:

     1. The election of three directors for a term of three years or until their successors have been elected.

     2. The approval of an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 5,000,000 to 10,000,000.

     3. The transaction of any other business which may be properly brought before the meeting or any adjournment thereof.

     Only those shareholders of record at the close of business on March 31, 1997 shall be entitled to notice of the meeting and to vote at the meeting.

                                             By Order of the Board of Directors,



                                             Lawrence G. Knudsen
                                             Secretary


YOUR VOTE IS IMPORTANT. YOU ARE THEREFORE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.

                             CNB FINANCIAL CORP.
                               24 Church Street
                         Canajoharie, New York 13317

                               PROXY STATEMENT
               FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 15, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CNB Financial Corp. (the "Company"), the holding company for Central National Bank, Canajoharie (the "Bank") and Central Asset Management, Inc., for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on May 15, 1997 and at any and all adjournments thereof, for the purposes stated in the accompanying notice of the meeting. This Proxy Statement, together with the enclosed proxy, is first being mailed to shareholders on or about April 14, 1997.

     At the Meeting, the Shareholders will be asked to vote for the election of directors. Three of the directors who serve on the Company's classified Board of Directors will stand for re-election to the Board at the Meeting. In addition, the Shareholders will be asked to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000 to 10,000,000. Voting will also be conducted on any other matters which are properly brought before the Meeting.

                            VOTING RIGHTS AND PROXIES

     Shareholders of record at the close of business on March 31, 1997 (the "Record Date") will be entitled to notice of and to vote at the Meeting. On the Record Date, there were 3,870,929 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote, except that in the election of directors, the Common Stock has cumulative voting rights permitting each shareholder to vote the number of shares held multiplied by the number of directors to be elected, distributing his or her votes among as many candidates as he or she may wish. A majority of the outstanding shares of the Company, represented in person or by proxy, shall constitute a quorum at the Meeting.

     The proxy provided with this Proxy Statement grants the proxy agent discretionary authority to exercise the cumulative voting rights of the shareholder if no specific instructions are given by the shareholder. The proxy may be revoked by a later dated proxy or by written notification delivered to Lawrence G. Knudsen, Secretary of the Company, at the above address at any time prior to the Meeting. If you attend the Meeting, you may withdraw your proxy and vote by ballot. If not revoked, all properly executed proxies will be voted as directed.

     The solicitation of proxies shall be made through mailings, but proxies may also be solicited by telephone communications and in person by directors, officers, and other regular employees of the Company or of the Bank. The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock.

     The Annual Report of the Bank for the fiscal year ended December 31, 1996 is being sent to shareholders with this Proxy Statement. Copies of the Annual Report will be distributed without charge to any shareholder upon written request of such person addressed to Mr. Lawrence G. Knudsen, Secretary, CNB Financial Corp., 24 Church Street, Canajoharie, New York 13317.

                           NOTE REGARDING STOCK SPLIT

     On January 15, 1997, the Company effectuated a three-for-two split of its common stock. All share ownership data in this Proxy Statement reflects post-split information, and information regarding grants and awards has been adjusted to reflect post-split equivalent capitalization.

ITEM 1: ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO DIRECTORS AND EXECUTIVE OFFICERS

     The Board of Directors is divided into three classes as nearly equal in number as possible. The members of each class are elected for a term of three years or until their successors are elected and qualified. One class of directors is elected annually. In accordance with the Company's Bylaws, the Board size has been set at eight, effective as of the date of the Meeting. All of the three nominees standing for election at the Meeting are presently directors of the Company. D. Theodore Robinson, who is presently a director of the Company, is retiring from the Board as of the date of the Meeting, and the Board has nominated VanNess D. Robinson, who was appointed to the Board in January 1997, to stand for election in his place. Each of the three nominees has indicated a willingness to continue to serve as a director. In the event any nominee declines or is unable to serve, it is intended that the proxies will be voted for a successor nominee designated by the Board of Directors.

     The following information is furnished for each candidate nominated to serve as a director and for each director of the Company whose term of office continues after the Meeting. It is the intention of the individuals named as proxies to vote for the election of the following nominees:

                              NOMINEES FOR DIRECTOR

NOMINEES FOR DIRECTOR (FOR TERMS EXPIRING IN 2000)


                                                                                      Number of Shares of
                                                                            Bank         Common Stock
                                       Occupation During                  Director    Beneficially Owned
   Name and Age                        Past Five Years                     Since      as of 3/31/97(1)
   ------------                        -----------------                  --------    -------------------
VanNess D. Robinson             Chairman of the Board and                   1997       375,516 (2)(3)
Age 61                          Executive Vice President, New
                                York Central Mutual Fire Insurance
                                Co.

Joseph A. Santangelo            Administrator, Arkell Hall                  1991         2,699 (2)
Age 44                          Foundation

John P. Woods, Jr.              President, John P. Woods Co., In            1991       266,193 (2)(3)
Age 60                          (Reinsurance Intermediaries)



                         DIRECTORS CONTINUING IN OFFICE

DIRECTORS CONTINUING IN OFFICE (TERMS EXPIRING IN 1998)

                                                                                      Number of Shares of
                                                                            Bank         Common Stock
                                       Occupation During                  Director    Beneficially Owned
   Name and Age                        Past Five Years                     Since      as of 3/31/97(1)
   ------------                        -----------------                  --------    -------------------
J. Carl Barbic                  Retired Dairy Farmer, Former                1989         3,814 (2)
Age 70                          Clerk of the Schoharie County
                                Board of Supervisors

Donald L. Brass                 President and CEO of the Bank               1990        40,200 (4)
Age 48                          since January 1992, President of the
                                Bank since January 1991, President of
                                the Company since  January 1993,
                                Former Executive Vice President
                                of the Bank

C. Wendell Smith                Retired Senior Vice President &             1986         2,052
Age 74                          Comptroller for the Bank



DIRECTORS CONTINUING IN OFFICE (TERMS EXPIRING IN 1999)


                                                                                      Number of Shares of
                                                                            Bank         Common Stock
                                       Occupation During                  Director    Beneficially Owned
   Name and Age                        Past Five Years                     Since      as of 3/31/97(1)
   ------------                        -----------------                  --------    -------------------
David J. Nolan                  Retired Chairman of the Board,              1981        21,343 (2)
Age 72                          CEO amd President of the Bank

Allen H. Samuels                Attorney, General Practice                  1961        24,266  (2)
Age 74


-----------------

     (1) Includes all shares for which named individuals possessed sole or shared voting or investment powers, including shares held by, in the name of, or in trust for, spouse and dependent children of named individual and other relatives living in the same household even if beneficial ownership has been disclaimed by named individual.

     (2) The listed amounts include shares for which certain directors are deemed to be beneficial owners but for which they are not the sole beneficial owner as follows: Mr. Nolan holds 14,284 shares jointly with his wife; Mr. Samuels' wife holds 12,000 shares in her own name; the amount disclosed for Mr. Robinson includes 375,316 shares held by New York Central Mutual Fire Insurance Company for which Mr. Robinson serves as Chairman and Executive Vice President; Mr. Santangelo holds 1,885 shares jointly with his wife and 135 shares jointly with his children; Mr. Woods holds 81,756 shares jointly with his wife and the amount disclosed for Mr. Woods also includes 183,801 shares held by companies in which Mr. Woods owns a controlling interest.

     (3) The percentage of Common Stock beneficially owned by each director is less than 1%, except with respect to Mr. Woods whose percentage ownership is 6.8%, Mr. Robinson whose percentage ownership is 9.7%, and Mr. Brass whose percentage ownership is 1.0%.

     (4) Includes 23,250 shares that Mr. Brass has the right to acquire through the exercise of stock options issued by the Company. These shares are included in the total number of shares outstanding for the purpose of calculating Mr. Brass's percentage ownership, but not for the purpose of calculating the percentage ownership of other individuals listed in the table.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Each director of the Company also serves as a director of the Bank. The Bank's Board of Directors meets regularly each month, and the Company's Board meets at least quarterly. The Board of Directors of the Bank held 13 meetings during 1996. No incumbent director attended less than 75% of the aggregate number of meetings of the Board of Directors and meetings held by all committees of the Board on which such director served during 1996.

     Among its standing committees, the Board of the Company has an Executive Committee, Examining/Audit Committee, and a Personnel Committee. The President acts as ex-officio member of all committees except the Examining/Audit Committee. The full Board nominates individuals for election to the Board. The Board will consider written recommendations from shareholders for nominees to be elected to the Board of Directors that are sent to the Secretary of the Company at the Company's address.

     Section 202 of the Company's Bylaws provides that nominations for directors, except those made by the Board, must be submitted in writing to the Secretary of the Company not less than fourteen (14) or more than fifty (50) days prior to the annual meeting setting forth the name, address and principal occupation of the proposed nominee and the number of shares which will be voted for the proposed nominee, as well as the name and address and the number of shares owned by the notifying shareholder. In the event that less than twenty-one (21) days notice of the meeting is given to shareholders, such nominations may be submitted to the Secretary of the Company not later than seven (7) days following the date of the mailing of the notice of the meeting. If any nomination is properly and timely made by a shareholder in accordance with Section 202 of the Company's Bylaws, ballots will be provided for use by shareholders at the annual meeting bearing the name of such nominee or nominees.

     The Examining/Audit Committee, currently composed of Directors C. Wendell Smith, Allen H. Samuels, David J. Nolan and D. Theodore Robinson, reviews the Bank's internal control and audit procedures and coordinates with the audit program conducted by Price Waterhouse, LLP on behalf of the Board of Directors to examine the financial affairs of the Bank. Status reports were reviewed by the Committee Chairman periodically at regular Board Meetings. The Examining/Audit Committee met four (4) times in 1996.

     The Personnel Committee, composed of Directors J. Carl Barbic, Allen H. Samuels and John P. Woods, Jr., reviews and makes recommendations to the Board concerning compensation levels, adjustments and employee benefits. The Personnel Committee met five (5) times in 1996.

     Directors, other than those employed by the Bank in other capacities, receive a fee of $400 per month plus $400 per meeting of the Board and $250 per meeting for committee meeting attendance. Directors who are also officers of the Company or Bank receive no compensation for attendance at Board or committee meetings.

CERTAIN TRANSACTIONS

     During 1996 the Bank had, and expects in the future to have, various transactions including loans with directors and officers of the Company, the Bank and their associates in the ordinary course of business. All such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons and do not involve more than normal risk of collectability or present other unfavorable features.

           ITEM 2: SHAREHOLDER APPROVAL OF INCREASE IN AUTHORIZED
                   SHARES OF COMMON STOCK OF THE COMPANY

     The Board of Directors is recommending that the shareholders take action at the Meeting to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000 to 10,000,000. Presently, the Company has 3,933,179 shares of Common Stock issued and outstanding or subject to options granted, leaving only 1,066,821 shares available for issuance to meet corporate needs.

     The Board believes that the authorization of additional shares of Common Stock is desirable and would provide future flexibility for the Company. The increase in authorized shares would provide authorized Common Stock for issuance from time to time as may be necessary in connection with the dividend reinvestment plan, future financings, investment opportunities, acquisitions of other companies, the declaration of stock dividends or stock splits, other distributions, or for other corporate purposes. The Company has no present plans, understandings or agreements for issuing the additional shares to be authorized by the proposed Certificate amendment, but it is necessary to have authorization for additional shares in order to enable the Company, as the need may arise, to take prompt advantage of market conditions and the availability of favorable opportunities without the delay and expense incident to the holding of a special meeting of shareholders of the Company.

     Although the increase in the number of authorized shares of Common Stock is not intended for anti-takeover purposes, SEC rules require disclosure of existing Certificate and Bylaw provisions which could have an anti-takeover effect. These include: (i) Board authority under the Certificate of Incorporation to oppose a takeover attempt on the basis of factors other than economic benefit to shareholders (e.g. impact of the proposed transaction on the community, employees, depositors and other customers; and the reputation and business practices of the proposed acquiror); (ii) the requirement that certain business combinations be approved by a supermajority vote of directors and shareholders, and meet certain price requirements; and (iii) the Company's staggered Board of Directors. In addition, the additional authorized shares, if issued, could be utilized to deter future attempts to gain control of the Company.

     Under New York law, shareholders are not entitled to dissenters' rights with respect to the proposed amendment to the Company's Certificate of Incorporation. Holders of Common Stock have no preemptive rights with respect to any shares which may be issued in the future. The issuance of additional shares of Common Stock may dilute the equity ownership position of current shareholders. Unless required by applicable law, no further authorization or vote of the shareholders will be solicited for the issuance of the additional shares of Common Stock.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the proposed amendment to the Company's Certificate of Incorporation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS SHAREHOLDERS SPECIFY OTHERWISE.

                        PRINCIPAL HOLDERS OF COMMON STOCK

     The following table sets forth as of the Record Date the ownership of Common Stock by any person who is known to the Company to be the beneficial owner of more than five percent of Common Stock and by all directors and executive officers of the Company as a group.

                                      AMOUNT AND
                                       NATURE OF
     NAME AND ADDRESS OF          BENEFICIAL OWNERSHIP              PERCENT
      BENEFICIAL OWNER               AS OF 3/31/97                 OF CLASS
     -------------------         --------------------              --------

John P. Woods, Jr.                    266,193(1)                    6.8%
Canajoharie, NY 13317

New York Central Mutual               375,516(2)                    9.7%
 Fire Insurance Company
Edmeston, NY 13335

Number of shares of                   799,561(3)                   20.3%
Common Stock beneficially
owned by all directors and
executive officers as a group
(12 persons)


     (1) Includes 81,756 shares held jointly with his wife, 15,492 shares held by the Woods Corporation, and 168,309 shares held by John P. Woods Co. Inc. Mr. Woods holds a controlling interest in both the Woods Corporation and John P. Woods Co. Inc.

     (2) Includes 200 shares held by VanNess D. Robinson, a director of the Company, who also serves as Chairman of the Board and Executive Vice President of New York Central Mutual Fire Insurance Company.

     (3) Includes 58,500 shares that executive officers have the right to acquire through the exercise of stock options issued by the Company. These shares are included in the total number of shares outstanding for the purpose of calculating the percentage ownership of the group as a whole, but not for the purpose of calculating the percentage ownership of the other beneficial owners listed in the table.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning compensation paid by the Bank to the chief executive officer and other most highly compensated executive officers whose annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                    Long-Term
                                                                  Compensation
                                                                     Awards
                                                                   -----------
                                    Annual Compensation (1)        Securities       All Other
       Name and               -----------------------------------  Underlying     Compensation
  Principal Position          Year   Salary ($)      Bonus ($)(2)   Options (#)      ($)(3)
  ------------------          ----   ----------      ------------  -----------     ------------
Donald L. Brass               1996      $205,000      $96,863        11,250        $14,300
  President and CEO           1995       190,000       73,720             0         19,874
                              1994       170,000       65,950        15,000         15,623

Peter J. Corso                1996       107,000       40,596         6,000          8,582
  Executive Vice              1995       100,000       29,200             0         10,460
  President and CFO           1994        91,000       26,572         8,000          8,363

Lawrence G. Knudsen           1996        91,000       26,053         3,750          6,174
  Senior Vice President       1995        85,000       24,820             0          8,891
  and Cashier                 1994        77,000       22,484         5,000          7,076

Allan F. Woodmancy            1996        87,800       25,137         3,750          6,450
  Senior Vice President       1995        82,000       23,944             0          8,577
  and Senior Lending Office   1994        76,000       22,192         5,000          6,984


--------------

     (1) Includes compensation for which payment was deferred pursuant to non-qualified deferred compensation plans until such time that the executive retires or leaves the employment of the Company.

     (2) The amounts in this column reflect awards made under the Company's Management Incentive Plan which are based upon the Company's performance and obtaining individual goals of executives. Amounts are reported in the year for which the performance award was based, although such awards are not determined or paid until the next calendar year.

     (3) Consists of amounts contributed by the Company to a 401(k) Profit Sharing Plan pursuant to a formula which applies uniformly to all employees.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides further information on grants of stock options in fiscal year 1996 to the named executives.



                               % of Total                                            Potential Realizable Value at
                                Options                               Market         Assumed Annual Rates of Stock
                               Granted to    Exercise                Value on            Price Appreciation
                               Employees     or Base                   Grant              for Option Term
                    Options    in Fiscal      Price     Expiration     Date       --------------------------------
       Name       Granted (#)    Year         ($/Sh)       Date       ($/Sh)        0%          5%          10%
----------------- ----------   ----------    --------   ---------    --------     ------     --------    ---------
Donald L. Brass      11,250      45.4%        $18.75     2/20/06     $19.125      $4,219     $139,529    $347,122

Peter J. Corso        6,000      24.2%        $18.75     2/20/06     $19.125      $2,250     $ 74,416    $185,132

Lawrence G. Knudsen   3,750      15.2%        $18.75     2/20/06     $19.125      $1,406     $ 46,510    $115,707

Allan F. Woodmancy    3,750      15.2%        $18.75     2/20/06     $19.125      $1,406     $ 46,510    $115,707



               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information for the named executive officers, with respect to (i) stock options exercised in fiscal year 1996, (ii) the number of stock options held at the end of fiscal year 1996, and (iii) the value of in-the-money stock options at the end of fiscal year 1996.


                        Shares                              Number of Securities       Value of Unexercised(1)
                      Acquired on       Value Realized    Underlying Unexercised(1)     In-the-Money Options
       Name           Exercise (#)           ($)           Options at 12/31/96 (#)           at 12/31/96($)
      ------         --------------     --------------   --------------------------      ----------------
Donald L. Brass          4,500             $36,487               23,250                      $97,456

Peter J. Corso             750              $6,487               14,250                      $66,750

Lawrence G. Knudsen          0                   0               11,250                      $60,468

Allan F. Woodmancy           0                   0                9,750                      $48,468

(1)  All unexercised options are presently exercisable.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Personnel Committee makes recommendations to the Board regarding the compensation level for the Bank's executive officers. The Committee reviews salary surveys of the banking industry for similar banks based on asset size and geographic area. This information is used together with other factors including experience, internal salary structure, performance, and ability to improve the profitability, growth, and value of the Company, in determining compensation levels. Mr. Brass' compensation and the compensation of other executive officers for the last fiscal year was determined by the Committee, in its discretion, based upon the foregoing factors and criteria. The Committee reviews the compensation levels of executive officers on an annual basis and makes its determinations, in its discretion, on the basis of the foregoing factors and criteria.

     In addition to the foregoing, the Company has adopted a management incentive plan. The management incentive plan is designed to promote a superior level of performance relative to the Bank's competition in its market area by providing management with rewards for meeting and exceeding the Bank's financial goals, as well as by providing recognition of individual achievements. The payment of cash awards under the management incentive plan is triggered by the Company's performance to targeted return on equity and assets. Award levels, which amount to a percentage of salary, have been established for different organizational levels within the Company. The President and CEO may recommend an adjustment to individual bonus awards, based upon individual merit, not to exceed 20% of the determined bonus amount. Similar adjustments to the President and CEO's bonus award may be made by the full Board of Directors. In February, 1997, the Board of Directors approved the payment of incentive awards, as set forth in the Summary Compensation Table on page 6.

     The members of the Personnel Committee are:

                                    J. Carl Barbic
                                    Allen H. Samuels
                                    John P. Woods, Jr.

PENSION PLAN

     The Bank has in effect a Pension Plan which conforms to the requirements of the Employee Retirement Income Security Act of 1974, provides for full vesting upon five years of participation, and contains provisions which permit early retirement within ten years prior to normal retirement date for participants with at least ten years of credited service. The Plan requires no contribution from participants, covers all eligible employees, provides for normal retirement at age 65, and is qualified under Section 401(a) of the Internal Revenue Code. There were 236 participants in the Plan in 1996. Normal retirement benefits are based on the greater of (i) 40% of average earnings for the highest 36 consecutive months in the last 10 years, reduced proportionately for less than 20 years of service, or (ii) a minimum of $50 per month after 10 years of service. The following table sets forth the estimated annual benefits payable on retirement at age 65 by a participating employee assuming earnings as shown. The estimated retirement benefits in the table below are based on the assumption that the persons in the Plan will continue in employment until age 65 at 1994 salaries. Messrs. Brass, Corso, Knudsen, and Woodmancy have credited years of service of 7, 10, 4, and 5, respectively, under the plan.

                               PENSION PLAN TABLE

                                            Years of Service

     Remuneration      15 Years     20 Years    25 Years    30 Years    35 Years
     ------------      --------     --------    --------    --------    --------

       $ 20,000         $ 6,000     $ 8,000     $ 8,000     $ 8,000     $ 8,000
       $ 30,000         $ 9,000     $12,000     $12,000     $12,000     $12,000
       $ 40,000         $12,000     $16,000     $16,000     $16,000     $16,000
       $ 50,000         $15,000     $20,000     $20,000     $20,000     $20,000
       $ 60,000         $18,000     $24,000     $24,000     $24,000     $24,000
       $ 80,000         $24,000     $32,000     $32,000     $32,000     $32,000
       $100,000         $30,000     $40,000     $40,000     $40,000     $40,000
       $125,000         $37,500     $50,000     $50,000     $50,000     $50,000
       $150,000         $45,000     $60,000     $60,000     $60,000     $60,000

EMPLOYMENT AGREEMENTS

     Messrs. Brass, Corso, Knudsen, and Woodmancy have Executive Salary Continuation Agreements with the Bank which provide for a supplemental retirement benefit designed to provide the executive with total retirement income benefits which will equal at least 65% of the executive's projected total annual compensation at the time of the executive's retirement. The executive's projected total annual compensation at retirement is calculated by assuming a 5% annual increase in current salary amounts until the executive reaches age 65. The supplemental retirement benefit shall be paid to the executive or his beneficiary in monthly installments for a period of fifteen years commencing at age 65. In the event the executive dies prior to age 65, the executive's beneficiary shall receive a death benefit equal to the supplemental retirement benefit payable over fifteen years beginning at the time of death. The benefits under the Agreements fully vest after the executive has been employed by the Bank for five years and partially vest prior thereto, although benefits are subject to forfeiture if the executive engages in competition with the Bank. The benefits under the Agreements are funded by life insurance policies covering the executives which are owned by the Bank and which name the Bank as the sole beneficiary under the policies. If all the assumptions concerning mortality, dividends and salary are met, the proceeds of the policies will cover the Bank's cost of the Agreements.

     Messrs. Brass, Corso, Knudsen, and Woodmancy have Senior Executive Severance Agreements with the Bank and Company which provide that in the event of a Termination of the executive's employment within 24 months after a Change of Control, the Company shall be obligated to pay the executive 2.99 times his annual taxable compensation as compensation for services rendered to the Company. Payments to executives under these agreements are payable in eight equal quarterly installments without interest. Under these agreements, a Change of Control shall be deemed to have occurred if (i) any person or group becomes the beneficial owner of 50% or more of the Company's outstanding securities,
(ii) as a result of a tender offer, merger, business combination or contested election, the persons who were directors of the Company cease to constitute a majority of the Board, (iii) the Company or Bank is merged with another entity in a transaction in which less than 50% of the voting securities of the resulting entity are held by the former shareholders of the Company, (vi) a tender offer or exchange offer is made for more than 50% of the Company's outstanding securities, or (v) the Company transfers substantially all of its assets to another corporation. Under the Agreements, a Termination of an executive's employment is deemed to have occurred if (i) the executive is terminated by the Company for reasons other than cause, death or disability, or
(ii) the executive resigns following a significant change in the nature of executive's authority, a reduction in executive's total compensation and benefits, a change in location where executive is required to perform services, or based on a reasonable determination there is a change in circumstances significantly affecting his position such that he is unable to exercise the authority, powers, function or duties of his position.

STOCK PERFORMANCE GRAPH

     The following graph compares cumulative total shareholder returns on the Company's stock over the last five fiscal years to the NASDAQ Index and a peer group of banks in upstate New York. Total return values were calculated assuming $100 investment on January 1, 1991 and reinvestment of dividends.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
         Among CNB Financial Corp., NASDAQ Stock Market (US Companies) &
                           Self-Determined Peer Group*

                      Fiscal Year Ending December 31, 1996


                                     [graph]




(The numerical points plotted on the above graph are set forth on the chart following.)


              1991        1992        1993        1994        1995        1996
             -----       -----       -----       -----       -----       -----
NASDAQ       100.0       116.4       133.6       130.6       184.7       227.2
Peer
Group*       100.0       127.3       161.8       179.0       235.7       311.5
CNB
Financial
Corp.        100.0       102.3       118.1       140.6       223.7       220.2

                     *Companies in the Self-Determined Peer Group:
                     - FNB Rochester Corp.
                     - Arrow Financial Corp.
                     - NBT Bancorp Inc.
                     - Evergreen Bancorp Inc.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Bank's principal accounting firm during 1996 was Price Waterhouse, LLP. The accounting firm is selected upon recommendation of the Examining/Audit Committee and approval of the Board of Directors. The Bank expects to continue its engagement of Price Waterhouse, LLP and expects that representatives of the accounting firm will be present at the Meeting. Price Waterhouse, LLP, will have the opportunity to make a statement and to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

     If any shareholder wishes a proposal to be considered for inclusion in the Company's 1998 Proxy Statement, it must be received by the Secretary of the Company at 24 Church Street, Canajoharie, New York 13317 no later than December 16, 1997. Any shareholder proposals must be timely submitted and meet the other requirements established by the Securities and Exchange Commission in order to be considered for inclusion in the Company's Proxy Statement and proxy relating to the 1998 Annual Meeting.

                          ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1996 accompanies this Proxy Statement. The Annual Report includes a general description of the business of the Company, management's discussion and analysis of financial condition and results of operations, and the Company's consolidated financial statements, with the accountant's report thereon.

                                OTHER MATTERS

     The Board of Directors of the Company is not aware of any other matters that may come before the Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting.

Dated:  April 14, 1997


                                    Lawrence G. Knudsen
                                    Secretary

                        PROXY FOR 1997 ANNUAL MEETING OF
                               CNB FINANCIAL CORP.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned Shareholder of CNB FINANCIAL CORP. (the "Company") hereby appoints David J. Nolan and Allen H. Samuels, or either of them, my lawful proxy with full power of substitution to vote on a cumulative basis all the Common Stock of Company held of record by me on March 31, 1997 as designated below at the ANNUAL MEETING of SHAREHOLDERS to be held on May 15, 1997 at 9:30 a.m. or at any adjournment thereof:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.

ITEM 1.  ELECTION OF DIRECTORS:

[ ]  FOR all nominees listed (except as   [ ]  WITHHOLD AUTHORITY to
      marked to the contrary below              vote for all nominees listed

          VanNess D. Robinson, Joseph A. Santangelo, John P. Woods, Jr.

Instruction:  To withhold authority to vote for any individual nominee or give instructions for cumulative voting, strike that nominee's name and note your voting instructions.

                 (continued, and to be signed, on reverse side)

ITEM 2. Approval of Amendment to Certificate of Incorporation to increase shares of authorized Common Stock.

       [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

     In their discretion, the Proxies are authorized to vote on any other business that may properly come before the Annual Meeting or any adjournment thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTIONS, THE SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

Date:  ___________, 1997   Signature:______________Signature:_________________

                           Print Name:_____________Print Name:________________

When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. (ALL JOINT OWNERS MUST SIGN.)